Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities (Parentheticals) - Stockell information systems, Inc [Member] $ in Thousands	Sep. 01, 2020 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities (Parentheticals) [Line Items]
Net assets, excluding of cash acquired	$ 0
Total assets acquired net of acquired cash	$ 0